UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   June 18, 2010(June 18, 2010)
                        ___________
                     __/           \__
                   _/   _   _  _ ___  \_
                  /    |_) |_ |_  |     \
                 /     |_) |_  _| |      \  ENERGY SERVICES, INC.

                           BEST ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                         000-53260              02-0789714
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

     5433 Westheimer Road, Suite 825, Houston, TX     77056
--------------------------------------------------------------------------------
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code(713) 933-2600
                                                  --------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.  OTHER  EVENTS

On June 18, 2010, Best Energy Services, Inc. (the "Company") reported certain selected financial information, including certain projections through its fourth fiscal quarter of 2010, as attached in Exhibit 10.1 hereto.

FORWARD  LOOKING  STATEMENTS:

Certain statements contained in this presentation, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995 and, as such, are subject to substantial uncertainties and risks that may cause actual results to materially differ from projections. Although the Company believes that the expectations expressed herein are based on reasonable assumptions within the bounds of the Company's knowledge of its businesses, operations, business plans, budgets and internal financial projections, there can be no assurance that actual results will not differ materially from the expectations expressed herein. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the Company's ability to (i) properly execute its business model, (ii) raise additional capital to sustain its business model, (iii) attract and retain personnel, including highly qualified executives, management and operational personnel,
(iv) negotiate favorable current debt and future capital raises, (v) manage the inherent risks associated with operating a diversified business to achieve and maintain positive cash flow and net profitability, and (vi) get back into compliance, and remain in compliance, with its current senior secured credit facility with PNC Bank, N.A. as well as the other risks detailed from time to time in the SEC reports of Best Energy Services, Inc., including its annual report on Form 10-K/A for the transition period from February 1, 2008 to December 31, 2008 and December 31, 2009, and its quarterly reports on Form 10-Q for the three months ended March 31, 2010. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this presentation will, in fact, occur. The forward-looking statements made herein speak only as of the date hereof and Best Energy disclaims any obligation to update these forward-looking statements.

KEY  ASSUMPTIONS

These  charts  were  calculated  subject  to  the  following  assumptions:
- June rig count will average 15. Through June 18, 2010, we averaged just under 16 rigs.
-     Third quarter rig count will average 22.
-     Fourth quarter rig count will average 25.
- Cost of sales will continue to average 45% of revenues. They were higher in April due to adverse weather conditions.
- Non-variable costs will equal the average for the first five months of the year.

Please see "Forward Looking Statements," above, for cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward-looking statement

ITEM  9.01.  EXHIBITS

10.1     Selected  Financial  Information,  June  2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BEST ENERGY SERVICES, INC.
(Registrant)

Dated: June 18, 2010                         By: \s\Mark Harrington
                                                 ------------------
                                             Mark Harrington
                                             Chief Executive Officer